LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP MFS International Equity Managed Volatility Fund

Supplement Dated September 26, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective on or about November 18, 2024, the Fund is renamed the “LVIP Multi-Manager International Equity Managed Volatility Fund”. All references to the Fund’s former name in the SAI are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE